Exhibit 99.1

News Release

GHL ACQUISITION CORP. AND IRIDIUM HOLDINGS LLC

ANNOUNCE AMENDMENT TO TRANSACTION AGREEMENT

■	Transaction Cost to GHL Acquisition Reduced by 15% to Reflect Changes in Market Valuation Levels Since Transaction Announcement

■	Iridium Expects Full-Year 2009 Operational EBITDA of $120-130 million, Up 11 to 20% Over 2008, Reflecting Continued Strength of the Business in the Face of Weak Global Economy

NEW YORK, NY and BETHESDA, MD, April 28, 2009 – GHL Acquisition Corp. [NYX: GHQ] (“GHL Acquisition”) and Iridium Holdings LLC (“Iridium” or the “Company”), a leading provider of voice and data mobile satellite services, today jointly announced the signing of an amendment to the definitive agreement under which they plan to combine. Under the terms of the amendment, the aggregate consideration payable by GHL Acquisition to Iridium’s existing shareholders will be reduced by 15%, a reflection of the changes in market valuation levels since the transaction was announced in September 2008.  The amended agreement, unanimously approved by the Board of Directors of GHL Acquisition and Iridium as well as Iridium’s major shareholders, values Iridium at an enterprise value of approximately $517.3 million1.

Scott L. Bok, Chief Executive Officer of GHL Acquisition, said: “We continue to believe Iridium will be a great investment for us, and the Company’s guidance today makes clear that the price reduction is a function of lower equity market valuations rather than any disappointments relative to the Company’s strong record of growth and profitability. The new purchase price negotiated with Iridium’s current shareholders takes into consideration the decline in global markets since the transaction was announced in September 2008, and allows the Company to retain a slightly larger cash balance post-transaction, reflecting both lower equity market valuations generally and our desire to reduce the Company’s needs for future outside financing.  With the amendments to our transaction agreement announced today, we believe the pro forma fully distributed valuation of our combined company is even more attractive relative to Iridium’s closest comparables.”

Matt Desch, Chief Executive Officer of Iridium, said: “Considering the current economic backdrop, Iridium’s growth and profitability are a testament to the Company’s business model and mission-critical position with its customers.  We anticipate that our subscriber base will experience growth of approximately 20% this year.   We also anticipate strong growth in commercial and government service revenues that will be partially offset by a decline in equipment sales, resulting in total revenue growth in the low single digits over the full year 2008.  This, combined with our largely fixed cost business model, is expected to result in Operational EBITDA for the full year 2009 of between $120 and $130 million, implying a growth rate of between 11% and 20% over the full year 2008.  With these strong results and the amendments to the transaction agreement announced today, we believe Iridium is better positioned than ever to complete the planned transaction and continue its impressive growth trajectory.”

Separately, Greenhill & Co. agreed to forfeit 2.0 million additional warrants purchased by it from GHL Acquisition in a private placement concurrently with GHL Acquisition’s IPO.  In addition, GHL Acquisition has withdrawn its plan to launch a tender offer for GHL Acquisition shares concurrent with closing of the combination with Iridium.

Details of the Amended Transaction

Under amended terms of the transaction:

▪	The transaction values Iridium at an enterprise value of approximately $517.3 million[i].
▪
Current shareholders of Iridium will receive $77.1 million of cash and approximately 29.4 million common shares upon completion of the transaction.  Additionally, after closing of the transaction, current shareholders of Iridium will receive a $25.5 million payment for facilitating a step-up in the tax basis of Iridium’s assets, resulting in future tax savings for the Company.

▪
Remaining cash held in trust will be available to retire Iridium’s current net indebtedness of approximately $145.8 million, pay transaction-related expenses including deferred compensation to GHL Acquisition’s underwriters, and be used by Iridium for general corporate purposes and capital expenditures.

▪	Greenhill & Co.’s $22.9 million pre-completion investment in Iridium will be convertible into approximately 1.9 million GHL Acquisition shares.
▪
Post-transaction and after the Greenhill & Co. forfeitures described below, GHL Acquisition will have approximately 78.4 million shares and 44.1 million warrants outstanding, assuming no GHL Acquisition public shareholders vote against the transaction and elect conversion.  In the case that 30% of GHL Acquisition’s current public shareholders vote against the transaction and elect conversion, approximately 68.4 million shares and 44.1 million warrants will be outstanding.

Completion of the transaction is subject to Federal Communications Commission approval, GHL Acquisition stockholder approval and other customary closing conditions, and is expected to occur this summer.

Securities Forfeitures by Greenhill & Co.

Effective upon completion of the transaction, Greenhill & Co. has agreed to forfeit the following GHL Acquisition securities which it currently owns: (1) 1,441,176 common shares; (2) 8,369,563 founder warrants; and (3) 4,000,000 private placement warrants.  These forfeitures will reduce the combined company’s shares and warrants outstanding immediately post-closing.

Necessary Steps for Consummation of the Transaction

GHL Acquisition cannot complete the transaction unless (1) a majority of the shares issued in the initial public offering cast at the Special Stockholders’ Meeting, to be scheduled, are voted in favor of the transaction; (2) holders of no more than 11,999,999 shares of common stock (such number representing 30 percent minus one share of the 40,000,000 shares of GHL Acquisition issued in the initial public offering) vote against the transaction and validly exercise their conversion rights to have their shares converted into cash; and (3) certain other customary conditions are satisfied.

As provided in GHL Acquisition’s certificate of incorporation, each holder of GHL Acquisition’s common stock has the right to convert such holder’s shares into cash if such holder votes against the transaction, validly exercises such holder’s conversion rights and the transaction is approved and completed.

GHL Acquisition’s initial stockholders have agreed to vote the 8,500,000 shares they already own, which were issued to them prior to GHL Acquisition’s initial public offering, in accordance with the vote of the holders of a majority of the shares issued in the initial public offering.

Conference Call Information

GHL Acquisition and Iridium will host a conference call for analysts, investors and other interested parties on Wednesday, April 29, 2009, at 9:30 a.m. Eastern Time (ET) to discuss the transaction.

To participate, please call the toll-free number 866-481-9047 (U.S. callers only) or, from outside the U.S., 706-902-1870. The passcode for the live call is 97492335.  For those unable to participate in the live call, a replay of the call will be available for 30 days toll-free at 800-642-1687 (U.S. callers only), or at 706-645-9291 (callers outside the U.S.). The passcode for the replay is 97492335.

Additional Facts about Iridium Holdings LLC

Iridium Holdings LLC, of which Iridium Satellite LLC (www.iridium.com) is the primary subsidiary, is the only mobile satellite service (MSS) company offering coverage over the entire globe. The Iridium constellation of low-earth orbiting (LEO), cross-linked satellites provides critical voice and data services for areas not served by terrestrial communication networks. Iridium’s subscriber growth has been driven by increasing demand for reliable, global communications. Iridium serves commercial markets through a worldwide network of hundreds of distributors, and provides services to the U.S. Department of Defense, and other U.S. and international government agencies. The company’s customers represent a broad spectrum of industry, including maritime, aeronautical, government/defense, public safety, utilities, oil/gas, mining, forestry, heavy equipment and transportation. Iridium has launched a major development program for its next-generation satellite constellation, Iridium NEXT, which will result in continued and new Iridium MSS offerings. The company is headquartered in Bethesda, Md. and is currently privately held.

About GHL Acquisition Corp.

GHL Acquisition Corp. is a special purpose acquisition company, launched in February 2008 in an initial public offering raising $400 million of gross proceeds. Founded by Greenhill & Co., Inc., GHL Acquisition was formed for the purpose of acquiring, or acquiring control of, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, one or more businesses or assets. It currently has no operating businesses.

About Greenhill & Co., Inc.

Greenhill & Co., Inc. (http://www.greenhill.com) is a leading independent investment bank that provides financial advice on significant mergers, acquisitions and restructurings; assists private funds in raising capital from investors; and manages merchant banking funds.  It acts for clients located throughout the world from its offices in New York, London, Frankfurt, Tokyo, Toronto, Chicago, Dallas and San Francisco.

Non-GAAP Financial Measures

In addition to disclosing financial results that are determined in accordance with US GAAP, Iridium discloses Operational EBITDA, which is a non-GAAP financial measure and management believes it is the most comparable measure to GAAP net income.  Operational EBITDA represents earnings before interest; income taxes; depreciation and amortization; Iridium NEXT (second-generation system development) revenue and expenses; and expenses associated with the proposed transaction with GHL Acquisition.  Additionally, Operational EBITDA does not include the impact of purchase accounting and other transaction-related adjustments that will be reflected in post-transaction performance.  Operational EBITDA does not represent and should not be considered an alternative to GAAP measurements, such as net income, and the Company’s calculations thereof may not be comparable to similarly entitled measures reported by other companies.  Management uses Operational EBITDA to manage the Company’s business including preparation of its annual operating budget, financial projections and compensation plans.

The Company uses Operational EBITDA as a supplemental measure for operating performance because, by eliminating interest, taxes, depreciation and amortization, transaction expenses and Iridium NEXT revenue and expenses, the Company believes it is a useful measure across time in evaluating the Company’s performance. The Company believes that Operational EBITDA is also useful to investors because like measures are frequently used by securities analysts, investors and other interested parties in their evaluation of companies in similar industries. As indicated, Operational EBITDA does not include interest expense on borrowed money or depreciation expense on the Company’s capital assets or the payment of income taxes, which are necessary elements of the Company’s operations. Because Operational EBITDA does not account for these expenses, its utility as a measure of the Company’s operating performance has material limitations. Because of these limitations, the Company’s management does not view Operational EBITDA in isolation and also uses other measurements, such as net income, revenues and operating profit, to measure operating performance. Iridium’s calculations of Operational EBITDA may also differ from the calculation of Operational EBITDA or like measures by its competitors and other companies and, as such, their utility as comparative measures is limited.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “anticipates”, “may”, “can”, “believes”, “expects”, “projects”, “intends”, “likely”, “will”, “to be” and other expressions that are predictions of or indicate future events, trends or prospects and which do not relate to historical matters identify forward-looking statements.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of GHL Acquisition Corp. (“GHL Acquisition”) and/or Iridium Holdings LLC (“Iridium”) to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements.  These risks and uncertainties include, but are not limited to, uncertainties regarding the timing of the proposed transaction with Iridium, whether the estimates will be achieved, whether the transaction will be approved by GHL Acquisition’s stockholders, whether the closing conditions will be satisfied (including receipt of regulatory approvals), as well as industry and economic conditions, competitive, legal, governmental and technological factors.  There is no assurance that GHL Acquisition’s or Iridium’s expectations will be realized.  If one or more of these risks or uncertainties materialize, or if our underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated or projected.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  Except for our ongoing obligations to disclose material information under the Federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

Additional Information and Where To Find It

This communication is being made with respect to a proposed acquisition and related transactions involving GHL Acquisition and Iridium.  In connection with these proposed transactions, GHL Acquisition has filed with the SEC a preliminary proxy statement (which it expects to amend shortly to reflect the revised terms of the transaction) and to mail a definitive proxy statement and other relevant documents to GHL Acquisition’s stockholders.  The information contained in this communication is not complete and may be changed.  Before making any voting or investment decisions, GHL Acquisition’s stockholders and other interested persons are urged to read, when it becomes available, GHL Acquisition’s preliminary proxy statement, and any amendments thereto, and the definitive proxy statement in connection with GHL Acquisition’s solicitation of proxies for the special meeting to be held to approve the acquisition and any other relevant documents filed with the SEC because they will contain important information about Iridium, GHL Acquisition and the proposed transactions.  The definitive proxy statement will be mailed to GHL Acquisition stockholders as of a record date to be established for voting on the proposed acquisition.  Stockholders and other interested persons will also be able to obtain a copy of the preliminary and definitive proxy statements once they are available, without charge, at the SEC’s web site at http://www.sec.gov or by directing a request to:  GHL Acquisition Corp., 300 Park Avenue, 23rd Floor, New York, New York, telephone: (212) 372-4180.

Participants in the Solicitation

GHL Acquisition and its directors and officers may be deemed to be participants in the solicitation of proxies to GHL Acquisition’s stockholders in connection with the acquisition.  A list of the names of those directors and officers and a description of their interests in GHL Acquisition is contained in GHL Acquisition’s report on Form 10-K for the fiscal year ended December 31, 2008, which is filed with the SEC, and will also be contained in GHL Acquisition’s proxy statement when it becomes available.  GHL Acquisition’s stockholders may obtain additional information about the direct and indirect interests of the participants in the acquisition, by security holdings or otherwise, by reading GHL Acquisition’s proxy statement and other materials to be filed with the SEC when such information becomes available.

Nothing in this communication should be construed as, or is intended to be, a solicitation for or an offer to provide investment advisory services.

Contacts

For GHL Acquisition Corp.	For Iridium

James Babski	Liz DeCastro
GHL Acquisition Corp.	Iridium
212-372-4180	301-571-6257
jbabski@greenhill.com	liz.decastro@iridium.com

Jeffrey Taufield
Kekst and Company
212-521-4800
Jeffrey-taufield@kekst.com

1 Enterprise value is calculated as $77.1 million of cash to Iridium holders plus $294.4 million of GHL Acquisition shares (valued at $10.00 per share) to Iridium holders plus Iridium net indebtedness of $145.8 million as of December 31, 2008 (including $22.9 million Greenhill note).